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                                                                   EXHIBIT 10(X)


                               FIRST AMENDMENT TO

                             JOINT VENTURE AGREEMENT


     THIS FIRST AMENDMENT TO JOINT VENTURE AGREEMENT is dated the 30th day of June, 1999 (the "First Amendment") and is between Polaris Industries, Inc., a Minnesota corporation ("Polaris") and Transamerica Commercial Finance Corporation, a Delaware corporation ("TCFC") (collectively, Polaris and TCFC, the "Parties" and individually, a "Party") and amends, in part, the Joint Venture Agreement (the "JV Agreement") dated the 7th day of February, 1996 between Polaris and TCFC. All capitalized terms herein shall have the same meaning as in the JV Agreement unless otherwise defined herein.

                                    RECITALS

     WHEREAS, Polaris and TCFC caused their respective subsidiaries, Polaris Acceptance Inc., a Minnesota corporation ("PAI") and Transamerica Joint Ventures, Inc. ("TJV"), a Delaware corporation (collectively, PAI and TJV the "Partners"), to enter into a Partnership Agreement dated February 7, 1996, as it may be amended from time to time (the "Partnership Agreement") to form an Illinois general partnership (the "Partnership" or "PA" or "Polaris Acceptance") for the ownership and operation of a commercial finance business and related finance businesses within the United States and other countries supporting the business of Polaris and its affiliates from time to time and such other businesses as the Parties subsequently may agree, as further described therein.

     WHEREAS, PA desires to expand its business to enter into an Income Sharing Agreement with Transamerica Retail Financial Services Corporation, a Delaware corporation ("TRFS") dated the 30th day of June, 1999 (the "Sharing Agreement"); and

     WHEREAS, it is a condition of the Sharing Agreement that Polaris and TCFC amend the terms of the JV Agreement as set forth in this First Amendment; and

     NOW, THEREFORE, in consideration of the premises, recitals and mutual covenants, undertakings and obligations hereinafter set forth or referred to herein, the Parties mutually covenant and agree as set forth below.

                                    AGREEMENT

     1.   Definitions.

          (a) The definitions of the following terms, when used in the JV Agreement, shall, from and after the effective date of this First Amendment, be hereby amended as follows:

               (i) The term "Agreement" shall mean the Agreement as amended by this First Amendment; and

               (ii) The term "Definitive Agreements" shall (A) include the Sharing Agreement and (B) mean any of the Definitive Agreements as they may be amended from time to time, including without limitation as amended by the Amended Definitive Agreements.


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          (b) The following new terms shall be added to the JV Agreement as of the effective date of this First Amendment:

               (i) The term "First Amendment" shall mean the First Amendment to the JV Agreement executed by Polaris and TCFC dated the 30th day of June, 1999;

               (ii) The term "Sharing Agreement" shall mean the Income Sharing Agreement dated the 30th day of June, 1999 between PA and TRFS;

               (iii) The term "Amended Definitive Agreements", shall have the same meaning as in the Sharing Agreement, and shall also include the
          (i) Manufacturer's Repurchase Agreement between Polaris Industries Partners, L.P. and TCFC as amended by the Second Amendment to Manufacturer's Repurchase Agreement executed by Polaris Industries Inc., a Delaware corporation and Polaris Sales Inc., a Minnesota corporation on the one hand, and TCFC on the other hand on the 30th day of June, 1999; (ii) the Revolving Program Agreement between Polaris and Transamerica Bank, N.A., dated the 30th day of June, 1999, and (iii) the Installment Program Agreement between Polaris and TRFS, dated the 30th day of June, 1999, as any of those or the other Definitive Agreements may be amended from time to time;

               (iv) The term "Retail Effective Date" shall have the same meaning as in the Sharing Agreement; and

               (v) The term "TRFS" shall mean Transamerica Retail Financial Services Corporation, a Delaware corporation, its successors and assigns.

     2. Amended Purpose. Section 1.1, Purpose, shall be amended by adding a subparagraph (iv) as follows:

          and (iv) an agreement to enter into the Sharing Agreement with TRFS, as such agreement may be amended from time to time.

     3. Amended Location. Section 1.3, Location, shall be amended to change the principal place of business of the Partnership from Rolling Meadows, IL. to Hoffman Estates, IL.

     4. Amended Notice Address. Section 7.2, Notices, shall be amended to change the notice addresses to TCFC as follows:

          To:        TCFC   c/o Transamerica Commercial Finance Corporation
                            5595 Trillium Boulevard
                            Hoffman Estates, Illinois 60192
                            Attention: Vice President, Operations
                            Facsimile Number:  847-747-7451

          with a copy to:   General Counsel
                            Transamerica Commercial Finance Corporation
                            5595 Trillium Boulevard
                            Hoffman Estates, Illinois 60192
                            Attention: General Counsel

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                            Facsimile Number:  847-747-7455
     5. Representations and Warranties. Each Party represents and warrants to the other Party with respect to itself and its respective Partner subsidiary that all representations and warranties in the JV Agreement made as of the Closing (as defined in the JV Agreement) are made again as of the effective date of this First Amendment.

     6. Entire Agreement. The JV Agreement as amended by this First Amendment, together with the other Definitive Agreements and the Amended Definitive Agreements, as of the date hereof contain all of the understandings and agreements of whatsoever kind and nature existing between the Parties hereto and their respective affiliates with respect to the JV Agreement, the other Definitive Agreements and the Amended Definitive Agreements, regarding the subject matter hereof and the subject matter of the other Definitive Agreements and Amended Definitive Agreements and the rights, interests, understandings, agreements and obligations of the Parties and their respective affiliates pertaining to the subject matter hereof and thereof and the Partnership, and supersedes any previous agreements between the Parties and their respective affiliates.

     7. Governing Law. This First Amendment shall be governed by, and construed and enforced under, the laws of the State of Illinois without regard to conflict of law principles.

     Except as otherwise set forth herein, all terms and conditions of the JV Agreement are hereby ratified and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written, it being understood and agreed that it shall be effective as of the Retail Effective Date.


                                 POLARIS INDUSTRIES INC.

                                 By:      /s/ Michael Malone
                                    --------------------------------------------

                                 Name:        Michael Malone
                                      ------------------------------------------

                                 Title: Vice President - Chief Financial Officer
                                       -----------------------------------------

                                 TRANSAMERICA COMMERCIAL FINANCE
                                        CORPORATION

                                 By:   /s/ Steven J. Toenisklette
                                    --------------------------------------------

                                 Name:     Steven J. Toenisklette
                                       -----------------------------------------

                                 Title:    Senior Vice President
                                       -----------------------------------------



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